SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2003

THE SPECTRANETICS CORPORATION (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

0-19711	84-0997049

(Commission File Number)	(IRS Employer Identification No.)

96 Talamine Court Colorado Springs, Colorado (Address of principal executive offices)	80907 (Zip Code)

(719) 633-8333 (Registrant’s telephone number, including area code)

SIGNATURES
Exhibit Index
EX-99.1 Press Release

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibits are filed with this Form 8-K:

99.1 Press Release dated October 16, 2003.

Item 9: Regulation FD Disclosure (Information provided under Item 12- Disclosure of Results of Operations and Financial Condition).

     Pursuant to Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

     On October 16, 2003, we issued a press release, which sets forth our results of operations for the quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Spectranetics Corporation

Date:	October 16, 2003	By:	/s/ Guy A. Childs Vice President, Chief Financial Officer

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Exhibit Index

Exhibit 99.1     Press Release dated October 16, 2003.

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